EXHIBIT 10.2

[LETTERHEAD OF KPMG S.A.]

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated February 20, 2003, with respect to the consolidated balance sheets of Total Fina Elf S.A. and its subsidiaries as of December 31, 2002, 2001 and 2000, and the related consolidated statements of income, cash flows and changes in shareholders’ equity for each of the years in the three-year period ended December 31, 2002, and the related financial statement schedule, all expressed in euros (which report appears in the December 31, 2002 annual report on Form 20-F of Total Fina Elf S.A.), in the following registration statements:

(i)	The Post-Effective Amendment No. 1 on Form F-3 to Form F-4 Registration Statement (File no. 333-10154) for Total Fina Elf S.A., filed with the SEC on September 8, 2000;

(ii)	The Form S-8 Registration Statement (File no. 333-13024) for Total Fina Elf S.A., filed with the SEC on December 27, 2000;

(iii)	The Form S-8 Registration Statement (File no. 333-13214) for Total Fina Elf S.A., filed with the SEC on February 28, 2001; and

(iv)	The Form S-8 Registration Statement (File no. 333-103815) for Total Fina Elf S.A., filed with the SEC on March 14, 2003.

/s/ KMPG Audit

KPMG Audit
A division of KPMG S.A.

Paris, La Défense, France
March 31, 2003